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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): October 4, 1999




                      CONSECO FINANCE SECURITIZATIONS CORP.
                                  as Seller of
                          Home Equity Loan Trust 1999-F
                          -----------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   333-95118-01             41-1859796
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(State or other jurisdiction         (Commission             (IRS employer
     of incorporation)               file number)          identification No.)


  1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota 55102-1639
  ----------------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (651) 293-3400


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 1.  Changes in Control of Registrant.

         Not applicable.

Item 2.  Acquisition or Disposition of Assets.

         Not applicable.

Item 3.  Bankruptcy or Receivership.

         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

Item 5.  Other Events.

         On October 4, 1999, the Registrant sold approximately $640,124,580 of Certificates for Home Equity Loans, Series 1999-F (the "Certificates"), evidencing beneficial ownership interests in Home Equity Loan Trust 1999-F (the "Trust"). The Trust property consists primarily of a pool comprised of closed-end home equity loans (the "Home Equity Loans"), including the right to receive payments due on the Contracts on and after the applicable Cut-off Date as described in the Pooling and Servicing Agreement dated as of September 1, 1999.

Item 6.  Resignations of Registrant's Directors.

         Not applicable.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.


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         (c)  Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



              Exhibit No.     Description
              -----------     -----------

                 4.1 Pooling and Servicing Agreement among Conseco Finance Securitizations Corp., as Seller, Green Tree Financial Corporation, as Servicer, and U.S. Bank Trust National Association, as Trustee, dated as of September 1, 1999 (without Exhibits L-1, L-2, L-3 and L-4) creating a trust entitled Home Equity Loan Trust 1999-F.

                 4.2 Transfer Agreement between Green Tree Financial Corporation and Conseco Finance Securitizations Corp.

                 5.1 Opinion of Dorsey & Whitney LLP with respect to legality

                 8.1 Opinion and Consent of Dorsey & Whitney LLP with respect to tax matters.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONSECO FINANCE SECURITIZATIONS CORP.



                                        By:  /s/ Phyllis A. Knight
                                           -------------------------------------
                                             Phyllis A. Knight
                                             Senior Vice President and Treasurer



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